Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report on Form 10-K of Palomar Medical Technologies, Inc. ( “Palomar”) for the fiscal year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph P. Caruso, as Chief Executive Officer of Palomar, and Paul S. Weiner, as Chief Financial Officer of Palomar, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Joseph P. Caruso
Name: Joseph P. Caruso
Title: Chief Executive Officer and President

Date: March 7, 2007

By:/s/ Paul S. Weiner
Name: Paul S. Weiner
Title: Chief Financial Officer

Date: March 7, 2007